MACHINE TOOLS EQUIPMENT SCHEDULE
                                SCHEDULE NO. 001
                          DATED THIS SEPTEMBER 1, 1995
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

Lessor & Mailing Address:                Lessee & Mailing Address:

General Electric Capital Corporation     OMI Acquisition Corp.
303 International Circle Suite 300       425 North Drive
Hunt Valley, MD 21031                    Melbourne, FL 32935

Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A. Equipment

Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B. Financial Terms

   1. Advance Rent (if any): $30,777.53.
   2. Capitalized Lessor's Cost: $1,900,000.00.
   3. Basic Term Lease Rate Factor: 1.61987%.
   4. Daily Lease Rate Factor: 0.053996%.
   5. Basic Term (No. of Months): 72.
   6. Basic Term Commencement Date: September 1, 1995.
   7. Equipment Location: 425 North Drive, Melbourne, FL 32935.
   8. Lessee Federal Tax ID No.: 59-3321536.
   9. Last Delivery Date: September 1, 1995.
  10. First Termination Date: Thirty-six (36) months after the Basic Term Commencment Date.

C. Tax Benefits

   Depreciation Deductions

   a. Depreciation Method (check one):

     [x] The 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     [ ] The method determined by applying to the unadjusted basis the applicable percentages set forth in Section 168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

   b. Recovery Period: 7 years

   c. Basis: 100% of Capitalized Lessor's Cost.

D. Term and Rent

   1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A.

   2. Basic Term Rent. Commencing on September 1, 1995 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

   3. Adjustment to Capitalized Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Capitalized Lessor's Cost up or down by no more than ten percent (10%) to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Leseee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Capitalized Lessor's Cost (Pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Capitalized Lessor's cost, if different from that disclosed on this Schedule.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL                OMI ACQUISITION CORP.
CORPORATION

By:      /S/ KEVIN G. WORTMAN           By:       /S/  RICHARD ROSS
   --------------------------------        --------------------------------

Name:        Kevin G. Wortman           Name:         Richard Ross
     ------------------------------          ------------------------------

Title:     Sr. Credit Analyst           Title:          President
      -----------------------------           -----------------------------





                                        Attest:

                                        By:          Nancy R. Pitek
                                           ---------------------------------

                                        Name:        Nancy R. Pitek
                                             --------------------------------

                                ADDENDUM NO. 01
                         TO EQUIPMENT SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

     THIS AMENDMENT amends and supplements the above schedule (the "Schedule") to the above lease (the "Lease"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and OMI Acquisition Corp ("Lessee") and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined hrein shall have the meanings set forth in the Lease.

     The Schedule is hereby amended as follows:

     Section D3. is deleted in its entirety.

          Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL                OMI ACQUISITION CORP.
CORPORATION

By:       /S/ KEVIN G. WORTMAN          By:       /S/  RICHARD ROSS
   --------------------------------        --------------------------------

Name:        Kevin G. Wortman           Name:         Richard Ross
     ------------------------------          ------------------------------

Title:     Sr. Credit Analyst           Title:          President
      -----------------------------           -----------------------------


                                        Attest:

                                        By:            Nancy R. Pitek
                                           ---------------------------------

                                        Name:        Nancy R. Pitek
                                             --------------------------------

                                ADDENDUM NO. 02
                              TO SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF AUGUST 31, 1995

     THIS ADDENDUM (this "Addendum") amends and supplements the above referenced schedule (the "Schedule") to the above referenced lease (the "Lease"), between General Electric Capital Corporation ("Lessor") and OMI Acquisition Corp. ("Lessee") and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     For purposes of this Schedule only, the Lease is authorized by adding the following thereto:

EARLY PURCHASE OPTION.

     (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which is 60 months from the Basic Term Commencement Date of the Schedule for a price equal to $680,067.00 (the "FMV Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by Section VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price to reflect any addition to the price anticipated to result from such imProvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

     (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

     Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. This Addendum is not binding nor effective with respect to the Lease or the Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                   LESSEE:

General Electric Capital Corporation      OMI Acquisition Corp.



By:     /S/ KEVIN G. WORTMAN            By:       /S/  RICHARD ROSS
   --------------------------------        --------------------------------

Name:        Kevin G. Wortman           Name:         Richard Ross
     ------------------------------          ------------------------------

Title:     Sr. Credit Analyst           Title:          President
      -----------------------------           -----------------------------

                                                                      GE Capital
- ------------------------------------------------------------------------
(Article 2A notice letter)   Electronics Financial Services
                             General Electric Capital Corporation
                             2200 Powell Street, Suite 600, Emeryville, CA 94608


                                                                 August 28, 1995

OMI Acquisition Corp.
425 North Drive
Melbourne, FL 32935
Attn: Ms. Diane Maroney

Dear Ms. Maroney:

     General Electric Capital Corporation is entering into a financing
Agreement dated ________________ (the "Agreement") with OMI Acquisition Corp. for the lease of certain equipment set forth on the attached Annex A (the "Equipment") to the Agreement. In accordance with the requirements of Article 2A of the Uniform Commercial Code, Lessor hereby makes the following disclosures to Lessee prior to execution of the Agreement, (a) the person supplying the Equipment is various--more fully described on Annex A to Schedule No. 001 attached hereto and made a part hereof, (the "Supplier"), (b) Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by Supplier, which is supplying the Equipment in connection with or as part of the contract by which Lessor acquired the Equipment and (c) with respect to such Equipment, Lessee may communicate with Supplier and receive an accurate and complete statement of such promises and warranties, including any disclaimers and limitations of them or of remedies.


                                          General Electric Capital Corporation

                                          By:  /s/
                                               ---------------------------------

                                          Its: Documentation Specialist
                                               ---------------------------------

Acknowledged and Agrees:
OMI Acquisition Corp.

By:  /s/
     --------------------------------

Its: President
     --------------------------------

                                     ANNEX
                                       TO
                                SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                              DATED AS OF 8-31-95

                            DESCRIPTION OF EQUIPMENT

- --------------------------------------------------------------------------------
QTY                DESCRIPTION                         S/N#             FMV
- --------------------------------------------------------------------------------
2640 Gages & Measuring Devices: 250 plug pins &                    $1,000,000.00
       ring cages; 100 spectrometers;
       collimator, projectors, microscopes,
       telescopes, rotary tables, environmental
       chambers, granite surface plates,
       spectrophotometer; 50 test jigs, stands,
       and fixtures; 120 pressure test sets,
       V-block, angle plates; 20 freq counters,
       meters, power supplies; 100 precision
       gages, ID/OD gages, calipers, bore gages,
       dial indicators; 2000 test plates.
1    Okuma LC30-2ST chucker, 2 turrets, #3497                1197  $   75,000.00
1    Matsuura MC1500 vertical machining center,      7191083 1987  $  120,000.00
       40 station ATC, 1987, #5207
1    Matsuura MC560V vertical machining center,         871006315  $   65,000.00
       20 station, ATC, #5208
1    LOH RTM 3 axis CNC milling machine #6728                5307  $   60,000.00
2    LOH LZ80 laser centering OD grinders,            2651 & 2677  $  100,000.00
       #4679 & 6821
1    Balzers coating chamber BAK 760, #3925                        $  120,000.00
1    Leybold heraeus coating chamber, #6674                  7088  $   60,000.00
1    Howard Strasbaugh planetary polisher,                  31087  $   80,000.00
       model 6CX, #5257
1    Thermotron environmental chamber, model                19857  $   80,000.00
       FX-82CHV-25-25, #6658
1    Screening system, #5927                              712-060  $   80,000.00
1    Numerex coordinate measuring machine,                 X-1125  $   60,000.00
       model 2428-18, #6524
- --------------------------------------------------------------------------------
                            Total                                  $1,900,000.00
- --------------------------------------------------------------------------------

     Equipment listed on Annex A more fully
     described in the 7/5/95 Appraisal Report, performed by Mr. Barry Savage, ASA for Asset
     Control Services Equipment Currently Located at 425 North Dr., Melbourne, FL

     Initial
     LESSOR:                            LESSEE:


     -------------------------------    -------------------------------

                                     ANNEX
                                       TO
                                SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                              DATED AS OF 8-31-95

                                  BILL OF SALE

OMI Acquisitions Corp. (the "Seller"), in consideration of the sum of One Million Nine Hundred Thousand Dollars ($1,900,000.00) plus sales taxes in the amount of Zero Dollars ($0.00) (if exemption from sales tax is claimed, an exemption certificae must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever, (2) Seller has the right to sell the Equipment; and (3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any king or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 31st day of August, 1995.

                                            SELLER:

                                            OMI Acquisition Corp.

                                            By:
                                                   -----------------------------

                                            Title: President
                                                   -----------------------------

                                     ANNEX C
                                       TO
                                SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                              DATED AS OF 8-31-95

                            CERTIFICATE OF ACCEPTANCE

To: General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                            DESCRIPTION OF EQUIPMENT

                                       Type of Model      Number          Cost
 Manufacturer      Serial Numbers      of Equipment      of Units       Per Unit

See Annex A to Equipment Schedule No. 001 Attached hereto and made a part hereof.




                                               /s/
                                               ---------------------------------
                                               Authorized Representative

                                               Dated: 8/29/95

                                    ANNEX D
                                       TO
                                SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                              DATED AS OF 8-31-95

                  STIPULATED LOSS AND TERMINATION VALUE TABLE
                  -------------------------------------------


                        TERMINATION VALUE                  STIPULATED LOSS
  RENTAL                   PERCENTAGE                      VALUE PERCENTAGE
  ------                -----------------                  ----------------
     1                      103.807                             107.835
     2                      102.977                             107.032
     3                      102.136                             106.220
     4                      101.284                             105.395
     5                      100.419                             104.558
     6                       99.544                             103.710
     7                       98.659                             102.854
     8                       97.763                             101.985
     9                       96.855                             101.105
    10                       95.935                             100.213
    11                       95.004                              99.310
    12                       94.063                              98.396
    13                       93.110                              97.471
    14                       92.145                              96.534
    15                       91.170                              95.587
    16                       90.183                              94.628
    17                       89.185                              93.657
    18                       88.176                              92.676
    19                       87.157                              91.684
    20                       86.128                              90.684
    21                       85.090                              89.673
    22                       84,042                              88.653
    23                       82.984                              87.623
    24                       81.917                              86.583
    25                       80.839                              85.533
    26                       79.752                              84.474
    27                       78.654                              83.404
    28                       77.546                              82.324
    29                       76.428                              81.234
    30                       75.300                              80.133
    31                       74.161                              79.022
    32                       73.013                              77.902
    33                       71.858                              76.774
    34                       70.694                              75.638
    35                       69.521                              74.494
    36                       68.338                              73.338
    37                       67.147                              72.174
    38                       65.947                              71.002
    39                       64.735                              69.819
    40                       63.516                              68.627
    41                       62.287                              67.426
    42                       61.048                              66.214
    43                       59.797                              64.991
    44                       58.538                              63.761
    45                       57.272                              62.522
    46                       55.999                              61.277
    47                       54.718                              60.023 cont.

                             PAYMENT AUTHORIZATION

General Electric Capital Corporation
303 International Circle Suite 300
Hunt Valley, MD 21031

     You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached Bill of Sale to the following parties in the amount(s) designated below.


     OMI Acquisition Corp.                       $1,900,000.00
     425 North Drive, Melbourne, FL 32925

     Reimbursement for funds previously paid for Equipment listed on Annex A to Equipment Schedule No. 001 attached hereto and made a part hereof.


                                         Very truly yours,

                                         OMI Acquisition Corp.

                                                          (Sig)
                                         By: ___________________________________

                                                        President
                                         Title: ________________________________

                                                         8/29/95
                                         Date: _________________________________

                             CERTIFICATE CONCERNING
                       PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a Master Lease Agreement dated as of 8-31-95 (the "lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE Choice of Option

     ----------------------------------
     OPTION 1        Lessee's Initials:
     ----------------------------------

(Applicable in Jurisdictions Requiring Lessor to List Equipment): Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense.  Upon receipt of such invoice,
Lessee will promptly reimburse Lessor for such expense;
     ----------------------------------
     OPTION 2        Lessee's Initials:
     ----------------------------------

(Applicable in Jurisdictions Permitting Lessee to List Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                                         LESSEE:

                                         OMI Acquisition Corp.

                                                          (Sig)
                                         By: ___________________________________

                                                        President
                                         Title: ________________________________

                                                         8/29/95
                                         Date: _________________________________


                                AMENDMENT NO. 01
                                       TO
                           MASTER SECURITY AGREEMENT
                       DATED AS OF AUGUST 31, 1995, 1994

     THIS AMENDMENT amends and supplements the above Master Security Agreement (the "Agreement"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Secured Party") and OMI Acquisition Corp ("Debtor") and is hereby incorporated into the Agreement as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

     The Agreement is hereby amended as follows:

     1. Section 2(i), line 1. After "will remain, in" delete "good condition and repair" and substitute "a state of condition and repair consistent with the like evaluation in the Asset Control Services Appraisal dated July 5, 1995,"

     2. Section 3(f), line 1. After "Secured Party" delete "may, but shall in no event be" and substitute "would be"

     3. Section 3(f), line 2. after "Collateral" and before "." Insert "so long as the substitutions and exchanges of property for property, and additions to property, would not diminish the value or impair the original intended use of the collateral as determined by a new equipment appraisal ordered at the sole discretion of Secured Party and paid for by the Debtor.

     4. Section 4, line 9. Delete "Secured Party" and insert "Debtor"

     5. Section 6(c), line 2. after "limitation," delete "related" and insert "reasonable"

     6. Section 7(h), line 1. after "consolidation" insert "(excepting merger or consolidation whereby Debtor remains the wholly owned subsidiary of Photronics Corp and Diagnostic/Retrieval Systems, Inc.)"

     7. Section 9(c), line 1. delete "consistent"

     8. Section 9(f), line 1. Delete the second sentence in its entirety.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.



                           MASTER SECURITY AGREEMENT

     THIS MASTER SECURITY AGREEMENT, made as of August 31, 1995 ("Agreement"), by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at 303 International Circle Suite 300, Hunt Valley, MD ("Secured Party"), and OMI Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware with its chief executive offices located at 425 North Drive, Melbourne, FL ("Debtor").

     In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and secured Party hereby agree as follows:

1. CREATION OF SECURITY INTEREST.

     Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("Collateral Schedule"), and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

     (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt documents");

     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt documents, except such as may have already been obtained;

     (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulations applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

     (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

     (j) Debtor is, and will remain the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").


3. COLLATERAL

     (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Debtor shall provide Secured Party with notice of the then current location of the Collateral.

     (b) Debtor shall (i) use the collateral only in its trade or business, (ii) maintain all of the Collateral in good condition and working order, (iii) use

                                    TO COME

     (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

     (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

     (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

     (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

     (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

     (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise;

     (g) Any default by Debtor under any other agreement between Debtor and Secured Party;

     (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor"), or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor;

     (i) The appointment of a receiver for all or of any part of the property of Debtor or any Guarantor, or any assignment for the benefit of creditors by Debtor or any Guarantor; or

     (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within thirty (30) days of such filing.

8. REMEDIES ON DEFAULT.

     (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

     (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorsor, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder. Debtor and Secured Party agree that such fees to the extent not in excess of twenty percent (20%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

     (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waivers be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                                    TO COME

COLLATERAL SCHEDULE

THIS COLLATERAL SCHEDULE is annexed to and made a part of that certain Security Agreement dated as of August 31, 1995, between General Electric Capital Corporation as Secured Party and OMI Acquisition Corp., as Account Party and describes collateral in which Account Party has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Master Lease Agreement dated August 31, 1995.


QTY                 DESCRIPTION                                                         S/N#                     FMV
- ---                 -----------                                                         ----                     ---

     Fixed tooling & fixtures; #40 taper holders; 24 lg; 149 small;
     177 extended; 34 roller lock; 60 collet holders; 21 tapers; #45 taper tool holder; 214 lg; 38 small; 43 roller lock; 50 Jacob &
     Ericson chucks; 63 mill arbors; 32 lg borring heads; 18 small boring heads; 146 tappers; 99 extended holders; other tooling;
     1160 collets; 7 speed tappers; 2 shepherd right angle heads;
     5 roller burnishers; 72 indexable carbide tools; 25 adjustable boring bars; 7 rotary indexers; 13 CNC vertical index tables,
     10"-16"; 8 sets angle plates; 15 machine viser; 18" face
     mill; hardinge lathe tooling; dekel tooling. ........................                                     800,000.00
     Heavy duty racks, including cantilevered ............................                                      28,000.00
     Yale electric forklift, 5000 lbs ....................................                   N451919             8,000.00
     Yale electric forklift, 3000 lbs ....................................                   N451786             8,000.00
     Black & Webster drill grinder .......................................                     27654             3,000.00
     Harshaw environmental chamber, #0249 ................................                    22A027             4,000.00
     Thermotron vibration control, #6892 .................................                                       8,000.00
     MRAD pneumatic shock machine, #0758 .................................                    Z18-32            12,000.00
     Profile projector, model PJ311, #6221 ...............................                    302-11             9,000.00
     Minolta microfiche printer, model RP603, #6558 ......................                    360733             7,000.00
     3M microfiche reader, model 630, #5202 ..............................                    735777            12,000.00
     Brunning blueprint machine, #0832 ...................................                   7780798             3,000.00
     Brunning copier, #4676 ..............................................                      1524             5,000.00
     Assembly tables and equipment .......................................                                      25,000.00
                                                                                 12436, 16875 867167
     Meles griot air balance tables ......................................                   & 85106            12,000.00
     LOH puddle bench polishing machine, model OLP 200, #3852 ............                      2681             3,000.00
     LOH polishers, model LP75, #4680 & 4687 .............................         2952, 2949 & 2953            24,000.00
     LOH polisher, model PLM 400, #4678 ..................................                      3035            10,000.00
     Walter rotary table, #6751 ..........................................                      2617               800.00
     Sonicor sonic cleaner, #6295 ........................................                                       3,000.00
     Branson parts cleaner, #1067 ........................................              Z-6-11389-79             3,000.00
     Rite-Hete parts cleaner, #6943 ......................................                                       4,000.00
     International centrifuge, #1548 .....................................                                         800.00
     Tennant floor scrubber ..............................................                     27012             5,000.00
     EZ Go electric lift truck, #5274 ....................................                  59351187               800.00
     Nord polishing machine, P582VCT, #5141 ..............................               8712P582585            12,000.00
     Hand polisher, #6844 ................................................                                       1,000.00
                                                                              547-9-75, 183-6-78,592
                                                                             9-76, 295-69, 568-3-76,
                                                                              62-568, 187-678 & 98-8
     Howard Strasbaugh grinding machines; 4 four spindle; 4 one spindle ..                        69            32,000.00
     Meles griot air leveling tables .....................................     77529, 6296, & 132740             9,000.00
     Mikron black body heat source for calibration, #5976, 5702 ..........      36588, 38453 & 35462            12,000.00
     Rockwell drill ......................................................                                         300.00



QTY                 DESCRIPTION                                                         S/N#                     FMV
- ---                 -----------                                                         ----                     ---
     LOH engine lathe, model DSM, 6" swing, 18" CC .......................                      2275             1,600.00
     Beck ealing base optical colimators, #1771 & 1772 ...................                                       7,500.00
     Branson ultrasonic cleaner, model PSD 1216R, #4004 ..................                   7995517             5,000.00
     Poly cold cryogenerators ............................................      55126, 55125, 501300            24,000.00
     Precision scientific ovens, #1517 & 1546 ............................                                      12,000.00
     Bridgeport vertical turret mill, #4808 ..............................                    270098             4,000.00
     Cincinnati vertical turret mill, #4041 ..............................                6J2F1ACF53             2,500.00
     Rogers Clark radius cutting machine, #6871 ..........................                  01028601            16,000.00
     LOH radius cutting machine, #6818 ...................................                  RF154028            12,000.00
     LOH beveling machine, #4045 .........................................                       513             3,000.00
     Howard Strasbaugh spherical radius grinders .........................             88265, 294669             4,800.00
     Universal ID/OD grinder, AE100, #3819 ...............................                       383             4,800.00
     LOH radius cutting machine, 5VC2MI, #4042 ...........................                  15737532            14,000.00
     Special tools .......................................................                                      16,000.00
     Shelving ............................................................                                       9,000.00
     Nint blast cabinet with hopper, 2 hole, #6820 .......................                    916750             1,000.00
                                                                                         476591189Y,
     Bridgeport vertical turret mills, accurite III DRO ..................                476591189Y            16,000.00
     Diacro hand brake, #3590 ............................................                                         100.00
     Hand shear, #3718 ...................................................                                          70.00
     Arbor presses .......................................................                                         200.00
     Makino Universal tool grinder, #3445 ................................                  D53-8073             8,000.00
     Optical comparator, 10", #3444 ......................................                      8011             2,500.00
     Miller DIA-ARC AC/DC welder, HF, #3456 ..............................                      8011               300.00
     Lincoln 225 AMP ARC welder, #4290 ...................................                                         150.00
     Precision quincy solvent drying oven, 450 degrees, 6'x7'x9', #3513 ..                 32-450TDD             7,000.00
     Diagraph stencil cutters, #4895 & 4920 ..............................                                       6,000.00
     Binks paint spray booths, PBS 1 & 2, water curtain ..................                                      10,000.00
     Baron-Blakeslee degreaser, #3514 ....................................             D-58125 BH320             2,500.00
     Sullair 40 HP air compressor, rotary, #5271 & 3502 ..................                                      20,000.00
     Delta drill, #3475 ..................................................                    162640               300.00
     Ealing electro optic table, 4'x8', #6599 ............................                    867167             2,500.00
     Delta drills, #3443, 3474, 3481, 3472, 3476, 3501 ...................                                      11,500.00
     High speed bench drill, #4262 .......................................                                          50.00
     3 Chamber deburring machine (stone) .................................                                       1,500.00
     1" belt sander, #3468 ...............................................                                          50.00
     Herrblitz punch .....................................................                    029244               500.00
     Trinco blast cabinet, 2 hole, #3448 .................................                    6146-3             2,000.00
     Bridgeport vertical turret mills #3466 ..............................          167360 & 2J48179             3,500.00
     Electro-ARC disintegrator, #3443 ....................................                      3710             1,000.00
     Troyke rotary table, 15", vertical & horizontal .....................                                         500.00
     Powermatic duel head floor type drill, #3478 ........................                                         300.00
     Jib crane, 1 ton model #B288 ........................................                     10199             1,500.00
     Hardinge engine lathe, 10" swing, 2' CC, #3442 ......................                                       6,000.00
     Mazak engine lathe, 16" swing, 5' CC steady rest, #3437 .............                    29080W            10,000.00
     Bridgeport vertical turret mill, #3477 ..............................            BR99035 J97012             3,000.00
     Rolling racks .......................................................                                       6,000.00
     Dual wheel bench grinders ...........................................                                       1,400.00
     1" belt sander, #3498 ...............................................                                          50.00
     6" belt sander, #6966 ...............................................                                         150.00
     Lift table, #6633 ...................................................                                         500.00



QTY                 DESCRIPTION                                                         S/N#                     FMV
- ---                 -----------                                                         ----                     ---
     Pedal type metal shear, #1064 .......................................                                         500.00
     Powermatic band saw, 20" throat, with welder, #1038 .................                                       2,500.00
     Methods slant jr. universal lathe, chip conveyor, #3518 .............                     11249            40,000.00
     Ro-Tab rotary table calibration device, #6647 .......................                                       2,400.00
     Shop furniture and equipment ........................................                                     100,000.00
     Office furniture, including panels ..................................                                      25,000.00
     Office equipment ....................................................                                      20,000.00
     Computer equipment ..................................................                                      50,000.00
     Zygo laser interometer & spheres, #4181 .............................                  7948-126            18,000.00
     Ovens, hotpack, FECO, 2 blue M, national, 2 industrial ..............                                      10,000.00
     Do-all C260A band saw with roller, conveyor & clamp, #5669 ..........                 459-88291            28,000.00
     Matsuura MC500V vertical machining center, 20 station ATC, #3429 ....                  85034648            40,000.00
 ??  Diamond wheels ......................................................                                      35,000.00
     LOH WG optical centering OD grinders, #4005, 4006 ...................                                      33,333.33
     UV spectro photometer, #7090 ........................................                   2071119            36,000.00

                                                                             594-9-76, 571-3-76, 591
                                                                              9-76, 593-9-76, 642-9-
                                                                              77,567-3-76, 570-3-76,
                                                                                554-10-75, 185-6-79,
                                                                             151-4-76, 153-5-76, 18-
                                                                             12-68, 172-4-76, 164-6-
                                                                            78, 67-7-68, 22-2-70, 81
     Howard Strasbaugh polishing machines, 10 one spindle, 2 ten spindle,     12-68, 82-12-68, 99-8-
 21  9 four spindle ......................................................              60, 186-6-78            72,000.00
                                                                                  3703, 3702, 4115 &
     LOH polishers/grinders, model PM250 .................................                      4116            32,000.00
     Enirotronics environmental chamber, #6704 ...........................                  03911624            10,000.00
                                                                              13160, 25-2890-04 & 25
     Thermotron mini-max environmental chambers ..........................                   1661-09            36,000.00
     Zygo laser interferometer, model 4, #6530 ...........................                                      55,000.00
                                                                                                             ------------
                                        TOTAL ............................                                   1,972,753.33
                                                                                                             ============

     Equipment listed on Collateral Schedule more fully described in the 7/5/95 Appraisal Report, performed by Mr. Barry Savage, ASA for Asset Control Services Equipment Currently Located at: 425 North Dr., Melbourne, FL


     SECURED PARTY:                              ACCOUNT PARTY:
     General Electric Capital Corporation        OMI Acquisition Corp

     By:                                         By:        Richard Ross
        ------------------------------              ----------------------------

     Title:    Sr. Credit Analyst                Title:      President
           ---------------------------                 -------------------------

     Date:     August 31, 1995                   Date:     August 31, 1995
          ----------------------------                --------------------------


                                                            REORDER FROM
INSTRUCTIONS   1. PLEASE TYPE ALL INFORMATION, and sign     REGISTRE, INC.
                  with ball point pen. Signature must be    514 PIERCE ST.
                  legible on Filing Officer Copies.         P.O. BOX 218
               2. Contact Filing Officer for fee            ANOKA, MIN. 55303
                  schedule or additional information.       (612) 421-1713
- --------------------------------------------------------------------------------
                                STATE OF FLORIDA
       UNIFORM COMMERCIAL CODE--FINANCING STATEMENT--FORM UCC-1 REV. 1981
         THIS FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
================================================================================
   (Last Name First if a Person) Lessee     THIS SPACE FOR USE OF FILING OFFICER

   NAME OMI Acquisition corporation         Date, Time, Number & Filing Office
1A
   MAILING ADDRESS 425 North Drive

   CITY Melbourne            STATE FL              32935
- --------------------------------------------------------------------------------
   ONLY ONE NAME PER BOX

   MULTIPLE DEBTOR           (IF ANY)   (Last Name First if a Person)

   NAME

1B

   MAILING ADDRESS

   CITY                       STATE
- --------------------------------------------------------------------------------
   MULTIPLE DEBTOR           (IF ANY)   (Last Name First if a Person)

   NAME

1C

   MAILING ADDRESS

   CITY                       STATE
- --------------------------------------------------------------------------------
   (Last Name First if a Person) Lessor

   NAME General Electric Capital Corporation
2A
   MAILING ADDRESS International Circle
                   Suite 300

   CITY Hunt Valley          STATE MD              20131
- --------------------------------------------------------------------------------
   MULTIPLE SECURED PARTY   (IF ANY)   (Last Name First if a Person)

   NAME

2b

   MAILING ADDRESS                             AUDIT             UPDATE

   CITY                       STATE
- --------------------------------------------------------------------------------
   ASSIGNEE OF SECURED PARTY (IF ANY)   (Last Name First if a Person)

   NAME                                         VALIDATION INFORMATION

 3

   MAILING ADDRESS

   CITY                      STATE
- --------------------------------------------------------------------------------
 4. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required). If more space is required, attach additional sheets
    81/2" x 11".

    All equipment wherever located as more fully described on Annex A attached hereto and made a part hereof. Including all other attachments, accessories,
* additions, replacements and substitutions and proceeds now or hereafter attached hereto.

    Equipment located at: 425 North Drive; Melbourne, FL 32935

 5. Proceeds of collateral are covered as provided in Sections 679.203 and 679.306, F.S.

 6. Filed with: Secretary of State-FL

 7. No. of additional Sheets presented:

 8. (Check [ ]) [ ] All documentary stamp taxes due and payable or to become due and payable pursuant to Section 201.22, F.S., have been paid.
                [X] Florida Documentary Stamp Tax is not required.

 9. This statement is filed without the debtor's signature to perfect a security interest in collateral (Check [ ] if so)
    [ ] already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
    [ ] which is proceeds of the original collateral described above in which a security interest was perfected.
    [ ] as to which the filing has lapsed.
    [ ] acquired after a change of name, identify, or corporate structure of the
        [ ] debtor or [ ] secured party.

10. (Check [ ] if so)
    [ ] Debtor is a transmitting utility
    [ ] Products of collateral are covered

11. SIGNATURE(S) OF LESSEE
    OMI Acquisition Corporation

13. Return copy to;

    Name       {Sig)

NAME AND ADDRESS OF PREPARER

                                                            REORDER FROM
INSTRUCTIONS:  1. PLEASE TYPE ALL INFORMATION, and sign     REGISTRE, INC.
                  with ball point pen. Signature must be    514 PIERCE ST.
                  legible on Filing Officer Copies.         P.O. BOX 218
               2. Contract Filing Officer for fee           ANOKA, MN. 55303
                  schedule or additional information.       (612) 421-1713
- --------------------------------------------------------------------------------

                                STATE OF FLORIDA
       UNIFORM COMMERCIAL CODE--FINANCING STATEMENT--FORM UCC-1 REV. 1981
         THIS FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
================================================================================
DEBTOR(Last Name First if a Person)         THIS SPACE FOR USE OF FILING OFFICER

   NAME OMI Acquisition corporation         Date, Time, Number & Filing Office
1A
   MAILING ADDRESS 425 North Drive

   CITY Melbourne            STATE FL              32935
- --------------------------------------------------------------------------------
   ONLY ONE NAME PER BOX

   MULTIPLE DEBTOR           (IF ANY)   (Last Name First if a Person)

   NAME

1B

   MAILING ADDRESS

   CITY                       STATE
- --------------------------------------------------------------------------------
   MULTIPLE DEBTOR           (IF ANY)   (Last Name First if a Person)

   NAME

1C

   MAILING ADDRESS

*  CITY                       STATE
- --------------------------------------------------------------------------------
   SECURED PARTY (Last Name First if a Person)

   NAME General Electric Capital Corporation
2A
   MAILING ADDRESS 303 International Circle
                   Suite 300

   CITY Hunt Valley          STATE MD              20131
- --------------------------------------------------------------------------------
   MULTIPLE SECURED PARTY   (IF ANY)   (Last Name First if a Person)

   NAME

2B

   MAILING ADDRESS                             AUDIT             UPDATE

   CITY                       STATE
- --------------------------------------------------------------------------------
   ASSIGNEE OF SECURED PARTY (IF ANY)   (Last Name First if a Person)

   NAME                                         VALIDATION INFORMATION

3

   MAILING ADDRESS

   CITY                      STATE
- --------------------------------------------------------------------------------
 4. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required). If more space is required, attach additional sheets
    81/2" x 11".

    All equipment wherever located as more fully described on Collateral Schedule to Master Security Agreement dated as of _______________attached hereto and made a part hereof. Including all other attachments, accessories,
* additions, replacements and substitutions and proceeds now or hereafter attached hereto. Equipment located at: 425 North Dr.; Melbourne, FL 32935

 5. Proceeds of collateral are covered as provided in Sections 679.203 and 679.306, F.S.

 6. Filed with: Secretary of State-FL

 7. No. of additional Sheets presented:

 8. (Check [ ]) [ ] All documentary stamp taxes due and payable or to become due and payable pursuant to Section 201.22, F.S., have been paid.
                [X] Florida Documentary Stamp Tax is not required.

 9. This statement is filed without the debtor's signature to perfect a security interest in collateral (Check [ ] if so)
    [ ] already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
    [ ] which is proceeds of the original collateral described above in which a security interest was perfected.
    [ ] as to which the filing has lapsed.
    [ ] acquired after a change of name, identify, or corporate structure of the
        [ ] debtor or [ ] secured party.

10. (Check [ ] if so)
    [ ] Debtor is a transmitting utility
    [ ] Products of collateral are covered

11. SIGNATURE(S) OF Debtor(s)
    OMI Acquisition Corporation

13. Return copy to:

    Name       {Sig)

NAME AND ADDRESS OF PREPARER

[LOGO]
                                                                          GE Cap
- --------------------------------------------------------------------------------
                             Electronics Financial Services
                             General Electric Capital Corporation
                             2200 Powell Street, Suite 600, Emeryville, CA 94608
3013 (3/91)

                                                       August 28, 1995

Fred Sutton
2174 Harris Avenue, Northeast, Suite 5
Palm Bay, FL 32905

Gentlemen/Ladies:

     General Electric Capital Corporation ("Lessor") has entered into, or is about to enter into, a lease agreement, security agreement, chattel mortgage or similar agreement ("Financing Agreement") with OMI Acquisition Corp. ("Lessee"), pursuant to which the Lessee has granted, or will grant, to Lessee a security interest in certain personal property described in the attached Annex A and Collateral Schedule (such property, together with any replacements thereof, being the "Personal property"). Some or all of the Personal Property is, or will be, located at certain premises known as Woodlake Commerce Park Building 2330, Suite 8, 2330 Commerce Park Drive in the City or Town of Palm Bay, County of Brevard and State of FL ("Premises"). This letter is being sent to you because of your interest in the Premises.

     By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Personal Property is, and shall remain, personal property regardless of the method by which it may be, or become, affixed to the Premises; (ii) your interest in the Personal Property and any proceeds thereof (including, without limitation, proceeds of any insurance therefor) shall be, and remain, subject and subordinate to the interests of Lessor; (iii) Lessor, and its employees and agents, shall have the right, from time to time, to enter into the Premises for the purpose of inspecting the Personal Property; and (iv) Lessor Party, and its employees and agents, shall have the right, upon any default by the Lessee under the Financing Agreement, to enter into the Premises and to remove the Personal Property from such Premises. Lessor agrees to reimburse you for any damages actually caused to the Premises or it employees or agents, during any such removal. These agreements shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto.

     We appreciate your cooperation in this matter of mutual interest.


                                            General Electric Capital Corporation

                                            By: Patricia A. Favier


                                            Title: Credit Analyst

AGREED TO AND ACCEPTED BY:

Fred Sutton

By: Fred Sutton

Title: President, Sutton Properties

Date: 8-30-95

Interest in the Premises (check applicable box)

[X] Owner

[ ] Morgage

[X] Landlord

[ ] Realty Manager

A GE Capital Services Company

                               CORPORATE LESSEE'S
                         BOARD OF DIRECTORS RESOLUTION

     The undersigned hereby certifies (i) that she/he is the Secretary of OMI Acquisition Corp. (ii) that the following is a true and correct copy of resolutions duly adopted by unanimous written consent of the Board of Directors of said Corporation duly held on the 29 day of August, 1995 and
(iii) that the resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect:

     "RESOLVED, that each of the officers of this Corporation, whose name appears below:

               (Sig)                                       (Sig)
    ----------------------------                -----------------------------
    President                                   Controller

    ----------------------------                -----------------------------
    Vice President                              Secretary

or the duly elected or appointed successor in office of any or all of them, be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver a master lease agreement with General Electric Capital Corporation ("Lessor") as Lessor, providing for the leasing to (or sale and leaseback by) this Corporation, from time to time, of certain equipment, and further providing for this Corporation to indemnify said lessor against certain occurrences and against the loss of contemplated tax treatment; and

     FURTHER RESOLVED, that each officer of this Corporation be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver any documents and to do and perform all other acts and deeds which may be necessary and appropriate to effectuate the lease (or sale and leaseback) for equipment from Lessor, and

     FURTHER RESOLVED, that the Lessor may rely upon the aforesaid resolutions until receipt by it of written notice of any change.

     IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this __________ day of _____________, 19 __.


(CORPORATE SEAL)


            (Sig)
- -------------------------------
Secretary

               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS

The undersigned hereby certifies: that he/she is the Secretary of OMI Acquisition Corp., a Delaware corporation; that the following is a true, accurate and complete transcript of resolutions duly adopted by unanimous written consent of the Board of Directors of said Corporation duly held on the 29 day of August, 1995, at which a quorum was present, and that the proceedings were in accordance with the Articles and by-laws of said Corporation: and that said resolutions have not been amended or revoked, and are in full force and effect:

"RESOLVED, that each of the officers of this Corporation, whose name appears below, or the duly elected or appointed successor in office of any or all of them, be and hereby is authorized and empowered in the name and on behalf of this Corporation to borrow from General Electric Capital Corporation (hereinafter referred so as "GE Capital") from time to time, such sum or sums of money as in the judgment of such officer or officers the Corporation may require and to execute on behalf of the Corporation and to deliver to GE Capital in the form required by GE Capital a promissory note or notes of this Corporation evidencing the amount or amounts borrowed or any renewals and/or extensions thereof, such note or notes to bear such rate of interest and be payable in such installments and on such terms and conditions as such officer may agree to by his signature thereon.

FURTHER RESOLVED, that any of the aforesaid officers, or his duly elected or appointed successor in office, be and hereby is authorized and empowered to do any acts, including, but not limited to, the mortgage, pledge, or hypothecation from time to time with GE Capital of any or all the assets of this Corporation to secure such loan or loans and any other indebtedness or obligations, now existing or hereafter arising, of this Corporation to GE Capital, and to expect in the name of and on behalf of this Corporation, any chattel mortgages, notes, security agreements, financing statements, renewal, extension or consolidation agreement, and any other instruments or agreements deemed necessary or proper by GE Capital in respect of the collateral securing any indebtedness of this Corporation, and to affix the seal of this Corporation to any mortgage, pledge, or other such instrument if so required or requested by GE Capital.

FURTHER RESOLVED, that each said officer of this Corporation is hereby authorized to do and perform all other acts and deeds that may be requisite or necessary to carry fully into effect the foregoing resolutions.

FURTHER RESOLVED, that the officers referred to in the foregoing resolutions, their names and signatures are as follows:


          NAME                    TITLE                  SIGNATURE
          ----                    -----                  ---------
          Richard Ross            President              Richard Ross
          Diane M. Maroney        Controller             Diane M. Maroney

FURTHER RESOLVED, that GE Capital is authorized to rely upon the aforesaid resolutions until receipt by it of written notice of any change, which changes of whatever nature shall not be effective as to GE Capital to the extent that it has theretofore relied upon the aforesaid resolutions in the above form."

IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this ____ day of _____________, 19__.


              (Sig)
- ----------------------------------
Secretary



(CORPORATE SEAL)